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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               November 29, 2000
                             --------------------
                                Date of Report
                       (Date of earliest event reported)



                           DATA CRITICAL CORPORATION
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            Delaware                      000-27855             91-1901482
---------------------------------  ----------------------- ---------------------
  (State or Other Jurisdiction      (Commission File No.)      (IRS Employer
        of Incorporation)                                   Identification No.)


                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
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         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.   Other Events

     On November 29, 2000, Data Critical Corporation (the "Company") entered into a three-year agreement (the "Agilent OEM Agreement") with Agilent Technologies, Inc. ("Agilent") that granted Agilent a worldwide license to integrate the Company's StatView(TM) wireless alarm notification system into an Agilent monitoring/central station network data server. The Agilent OEM Agreement is filed as an exhibit to this Current Report of Form 8-K and is incorporated into this report by reference. The summary of the provisions of that agreement contained herein is not complete, and you should refer to the exhibits for a copy of the actual agreement.

     On November 30, 2000, the Company issued a press release announcing its execution of the Agilent OEM Agreement. The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits

          *10.1 Distribution Agreement, dated as of November 22, 2000 between Agilent Technologies, Inc., a Delaware corporation, and Data Critical Corporation, a Delaware corporation

           99.1  Press Release dated November 30, 2000.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA CRITICAL CORPORATION

Dated:  January  16, 2001               By /s/ Michael E. Singer
                                           -------------------------------------
                                           Michael E. Singer
                                           Executive Vice President and
                                           Chief Financial Officer

* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.
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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     *10.1 Distribution Agreement, dated as of November 22, 2000 between Agilent Technologies, Inc., a Delaware corporation, and Data Critical Corporation, a Delaware corporation

      99.1          Press Release dated November 30, 2000.


* Registrant has sought confidential treatment pursuant to Rule 24b-2 for portions of the referenced exhibit.